Fees Summary	Dec. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 756.62
Total Fee Amount	756.62
Total Transaction Valuation	4,941,992.00
Total Offset Amount	0.00
Net Fee	$ 0.00